SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549
                            -----------------------

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - July 23, 1999


                              IEC Electronics Corp.
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            (Exact name of Registrant as Specified in its Charter)


                                    Delaware
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                (State or other jurisdiction of Incorporation)

           0-6508                                   13-3458955
       ----------------------                 --------------------------------
      (Commission File Number)                (IRS Employer Identification No.)

                   105 Norton Street, Newark, New York 14513
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                   (Address of Principal Executive Offices)

                                 (315) 331-7742
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                  (Registrant's Telephone Number, including Area Code)

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Item 5.         Other Events
                ------------
               On July 23, 1999, the Registrant announced that, in accordance with its existing transition plan, Russell E. Stingel, Registrant's Chief Executive Officer, will retire at the end of Registrant's current fiscal year (September 30, 1999) after 22 years of service with the Registrant.

               David W. Fradin, currently President and Chief Operating Officer of Registrant, has been named President and Chief Executive Officer effective October 1, 1999.

               In addition, Mr. Fradin will become a member of the Board of Directors at that time. Mr. Stingel will continue to serve as Chairman of the Board of Directors.

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


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IEC Electronics Corp.
                                    ------------------------------------
                                        (Registrant)

Date:  July 27, 1999                By:/s/ Russell E. Stingel
                                    ------------------------------------
                                    Russell E. Stingel, Chief Executive Officer
                                    and Chairman of the Board


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